SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             Of The Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):            September 2, 1999
                                             --------------------


        ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.
        ------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 0-21456              06-1361276
----------------         ------------        -----------------
(State or other          (Commission         (I.R.S. Employer
 jurisdiction of          file number)        Identification No.)
 incorporation or
 organization)



488 Main Avenue, Norwalk, Connecticut                06851
---------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number,
 including area code:                            203-849-2500
                                                 ------------

Item 5.   Other Events.
          -------------

     Commencing September 3, 1999, the Registrant's common stock, $.01 par value (the "Common Stock"), will be quoted and available for trading on the OTC Bulletin Board, under the symbol "ERSI". The Registrant has been notified by the National Association of Securities Dealers Inc. (the "NASD") that the Common Stock will no longer be quoted on The Nasdaq SmallCap Market effective as of the close of business, September 2, 1999. The NASD advised the Registrant that it had not evidenced an aggregate market capitalization in compliance with the requirements for continued listing on The Nasdaq SmallCap Market.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ELECTRONIC RETAILING SYSTEMS
                               INTERNATIONAL, INC.



                              By s/Michael B. Persky
                                 --------------------------------
                                 Michael B. Persky
                                 President



Dated: September 13, 1999